UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,

6th Floor

New York,NY 10017

(Address of Principal Executive Offices)

(Zip Code)

(332) 236-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ACTG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On October 18, 2024, Deflecto Holdco LLC (“Purchaser”), a wholly-owned subsidiary of Acacia Research Corporation (the “Company”), acquired Deflecto Acquisition, Inc. (“Deflecto”), pursuant to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into on the same day with Deflecto Holdings, LLC and Evriholder Finance LLC (collectively, the “Sellers”), Deflecto and the Sellers’ Representative named therein. Pursuant to the Stock Purchase Agreement, Purchaser purchased all of the issued and outstanding equity interests of Deflecto, upon the terms and subject to the conditions of the Stock Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Stock Purchase Agreement, the “Transaction”). Headquartered in Indianapolis, Indiana, Deflecto is a leading specialty manufacturer of essential products serving the commercial transportation, HVAC, and office markets. The Transaction closed simultaneously with the execution of the Stock Purchase Agreement on October 18, 2024.

Purchase Price. Under the terms and conditions of the Stock Purchase Agreement, the aggregate consideration paid to the Sellers in the Transaction consisted of $103.7 million, subject to certain working capital, debt and other customary adjustments set forth in the Stock Purchase Agreement (the “Purchase Price”). The Purchase Price was funded with a combination of borrowings under the Term Loan (as defined below) and cash on hand. A portion of the Purchase Price is being held in escrow to indemnify Purchaser against certain claims, losses and liabilities.

Other. The Stock Purchase Agreement includes customary representations, warranties, and covenants, as well as indemnification provisions subject to specified limitations. The representations, warranties and covenants contained in the Stock Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Stock Purchase Agreement, (b) are subject to materiality qualifications contained in the Stock Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Stock Purchase Agreement or such other date as is specified in the Stock Purchase Agreement and (d) have been included in the Stock Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Stock Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Stock Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Stock Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that the Company files with the Securities and Exchange Commission.

Amended and Restated Credit Agreement

In connection with the Transaction, on October 18, 2024, Deflecto, LLC (“Borrower”), a wholly-owned subsidiary of Deflecto, and certain of its subsidiaries as guarantors, entered into a $55.0 million amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”). The Amended and Restated Credit Agreement amends and restates Borrower’s prior credit agreement dated as of April 16, 2021.

The Amended and Restated Credit Agreement provides for (i) a $48.0 million secured term loan (the “Term Loan”) with a maturity date of October 18, 2029 and (ii) a $7.0 million secured revolving credit facility (the “Revolving Credit Facility” and, together with the Term Loan, the “Facility”) that expires on October 18, 2029. The Facility provides for an uncommitted accordion feature that could provide for an aggregate facility of up to $80.0 million. The Facility is secured by substantially all assets of Borrower and the guarantors party thereto (but excluding real property owned as of the closing date of the Facility, and, subject to other customary exclusions and exceptions).

Borrowings under the Facility will bear interest at a rate per annum equal to, at the Borrower’s election, either (i) the “Adjusted Term SOFR Rate” (as defined in the Amended and Restated Credit Agreement) plus a margin ranging from 2.50% to 3.25% or (ii) the “Alternate Base Rate” (as defined in the Amended and Restated Credit Agreement) plus a margin ranging from 1.50% to 2.25%. The applicable margin described in the immediately preceding sentence will be determined based on a quarterly total net leverage ratio test. Unused commitments under the Revolving Credit Facility are subject to a commitment fee of 0.35% to 0.50% payable on a quarterly basis.

The Amended and Restated Credit Agreement contains customary representations and warranties as well as customary affirmative and negative covenants. The negative covenants include, among others, limitations on incurrence of indebtedness by Deflecto’s subsidiaries and limitations on incurrence of liens on assets of Deflecto and its subsidiaries. In addition, the Amended and Restated Credit Agreement requires that Borrower maintain (a) a ratio of consolidated debt (net of up to $5.0 million of unrestricted cash) to consolidated annual earnings before interest, taxes, depreciation and amortization (subject to adjustments set forth in the Amended and Restated Credit Agreement, “EBITDA”) of (i) on or after December 31, 2024 and prior to December 31, 2025, not greater than 3.25 to 1.00, (ii) on or after December 31, 2025 and prior to December 31, 2026, not greater than 3.00 to 1.00 and (iii) on or after December 31, 2026, not greater than 2.75 to 1.00 and (b) a ratio of consolidated annual EBITDA to fixed charges (including debt and tax cash charges) of not less than 1.20 to 1.00 (commencing with the fiscal quarter ending December 31, 2024).

The Amended and Restated Credit Agreement contains customary events of default, including, among others, nonpayment (with a grace period for interest payments), material inaccuracy of representations and warranties, violation of covenants (subject to certain grace periods), cross-default to other material indebtedness, bankruptcy, material judgments, or a change of control. Upon the occurrence and during the continuance of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Amended and Restated Credit Agreement immediately due and payable.

On October 18, 2024, in connection with the closing of the Transaction, the Company borrowed the $48.0 million under the Term Loan to finance, in part, the Purchase Price for the Transaction. Borrower may borrow additional amounts under the Facility from time to time as opportunities and needs arise, subject to the terms of the Facility.

The foregoing description of the Stock Purchase Agreement, the Amended and Restated Credit Agreement and the Transaction does not purport to be complete, is subject to and is qualified in its entirety by reference to the full text, terms and conditions of the Stock Purchase Agreement and the Amended and Restated Credit Agreement, which are attached hereto as Exhibits 2.1 and 10.1, respectively.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On October 21, 2024, the Company issued a press release (the “Press Release”) announcing the Transaction. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

In the trailing twelve-month period ended August 31, 2024, Deflecto generated revenue of approximately $131 million. Based on current market conditions and trends, Acacia expects Deflecto to generate approximately $128-$136 million in revenue and approximately $17.5-$19.5 million of EBITDA in 2024. EBITDA is a non-GAAP financial measure that the Company defines as net income before interest, taxes, depreciation and amortization. GAAP refers to generally accepted accounting principles in the United States. A non-GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that includes or excludes amounts that are excluded or included, respectively, in the most directly comparable measure calculated and presented in accordance with GAAP. The Company is providing forward-looking EBITDA because the metric provides investors with useful supplemental information about expected performance by excluding items that are not considered indicative of core operating performance; however, the Company is not able to reconcile forward-looking EBITDA to the closest corresponding GAAP measure without unreasonable efforts because the closest GAAP measure is unavailable and the Company is unable to predict the ultimate outcome of certain items. The impact of the unavailable information on actual results may be significant.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based upon the Company’s current expectations and speak only as of the date hereof. All statements, other than statements of historical fact are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “positioned,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar words may be used to identify forward-looking statements; however, the absence of these words does not mean that the statements are not forward-looking. In particular, Deflecto’s expected revenue and EBITDA for 2024 are forward-looking statements. While Acacia believes its assumptions concerning future events are reasonable, a number of factors could cause actual results to differ materially from those projected, including, but not limited to: any inability to retain employees and management team(s) at Deflecto; any inability to successfully integrate Deflecto; facts that were not revealed in the due diligence process in connection with the acquisition of Deflecto; disruptions or uncertainty caused by changes to Deflecto’s management team; Deflecto’s future results of operations, inflationary pressures, supply chain disruptions or labor shortages; non-performance by third parties of contractual or legal obligations; changes in the Company’s credit ratings; hazards such as weather conditions, a health pandemic (similar to COVID-19), acts of war or terrorist acts and the government or military response thereto; security threats, including cybersecurity threats and disruptions to the Company’s business and operations from breaches of information technology systems, or breaches of information technology systems, facilities and infrastructure of third parties with which the Company transacts business; changes in safety, health, environmental, tax and other regulations, requirements or initiatives; and unknown operating and economic factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Acacia’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of Acacia’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Acacia undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this new release, except as required by law. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1*	Stock Purchase Agreement, dated October 18, 2024, by and among Deflecto Holdco LLC. as Purchaser, Deflecto Holdings, LLC and Evriholder Finance LLC (collectively, the “Sellers”), Deflecto Acquisition, Inc. and the Sellers’ Representative named therein

10.1*	Amended and Restated Credit Agreement, dated October 18, 2024, among Deflecto, LLC, as Borrower, the other Loan Parties thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press Release, dated October 21, 2024, of Acacia Research Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2024

ACACIA RESEARCH CORPORATION

	By:	/s/Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel